Exhibit 99.(p)

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April, 2025.

/s/ Marcia D. Alazraki
Marcia D. Alazraki

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April, 2025.

/s/ Richard J. Bielen
Richard J. Bielen

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April, 2025.

/s/ Stephen D. Foster
Stephen D. Foster

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2025.

/s/ Wade V. Harrison
Wade V. Harrison

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of April, 2025.

/s/ Philip E. Passafiume
Philip E. Passafiume

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of April, 2025.

/s/ Paul R. Wells
Paul R. Wells

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company

MONY LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors of MONY Life Insurance Company, a New York corporation (the “Company’), by his or her execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Richard J. Bielen, Bradford D. Rodgers, Bradley A. Strickling, Lindsay A. Thorpe, and Brandon J. Cage and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Contract Name	Registration Statement Securities Act File Number	Separate Account Name	Separate Account Investment Company Act File Number
The MONYMaster	033-37722	MONY Variable Account A	811-6218

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2025.

/s/ Cathy S. Wright
Cathy S. Wright

WITNESS TO ALL SIGNATURES:

/s/ Brandon J. Cage
Brandon J. Cage
Vice President and Managing Counsel
Attorney-in-Fact
MONY Life Insurance Company